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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934




         Date of Report (Date of earliest event reported): July 5, 2000




                               APACHE CORPORATION
               (Exact name of registrant as specified in Charter)


               DELAWARE                                 1-4300                               41-0747868
     (State or Other Jurisdiction                     (Commission                         (I.R.S. Employer
           of Incorporation)                         File Number)                      Identification Number)


                             2000 POST OAK BOULEVARD
                                    SUITE 100
                            HOUSTON, TEXAS 77056-4400
                    (Address of Principal Executive Offices)


       Registrant's telephone number, including area code: (713) 296-6000


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ITEM 5.  OTHER EVENTS

(a) On July 5, 2000, Apache Corporation announced that it had completed the previously-announced acquisition of certain oil and gas properties from Collins & Ware, Inc. Apache issued a press release, which is listed under Item 7 as
Exhibit 99.1 and incorporated herein by reference.

(b) On July 20, 2000, Apache Corporation announced the signing of a two-part structured agreement with Occidental Petroleum to acquire interests in a subsidiary of Occidental Petroleum and the natural gas production of that subsidiary. Apache also announced that it expects to commence an offering of seven million shares of common stock through underwriters managed by Merrill Lynch & Co., Goldman, Sachs & Co., Credit Suisse First Boston and Salomon Smith Barney. Apache issued a press release, which is listed under Item 7 as Exhibit
99.2 and incorporated herein by reference.

(c) On July 20, 2000, Apache Corporation announced that it expects second-quarter 2000 earnings to exceed Wall Street analysts' expectations. Apache issued a press release, which is listed under Item 7 as Exhibit 99.3 and incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(c)      EXHIBITS.

EXHIBIT NO.                DESCRIPTION
-----------                -----------
99.1*                      Press Release, dated July 5, 2000, "Apache Completes
                           Purchase of 496 BCFE Proved Reserves in Permian,
                           S. Texas from Collins & Ware."

99.2*                      Press Release, dated July 20, 2000, "Apache to
                           Acquire Occidental's Gulf of Mexico Interests."

99.3*                      Press Release, dated July 20, 2000, "Apache's Second
                           Quarter Earnings Expected to Beat Analysts'
                           Estimates."
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*      filed herewith




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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                              APACHE CORPORATION


Date: July 21, 2000                           /s/ Thomas L. Mitchell
                                              ----------------------------------
                                              Thomas L. Mitchell
                                              Vice President and Controller


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                                INDEX TO EXHIBITS

EXHIBIT NO.                DESCRIPTION
-----------                -----------
99.1*                      Press Release, dated July 5, 2000, "Apache Completes
                           Purchase of 496 BCFE Proved Reserves in Permian,
                           S. Texas from Collins & Ware."

99.2*                      Press Release, dated July 20, 2000, "Apache to
                           Acquire Occidental's Gulf of Mexico Interests."

99.3*                      Press Release, dated July 20, 2000, "Apache's Second
                           Quarter Earnings Expected to Beat Analysts'
                           Estimates."


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*      filed herewith